Exhibit 99.1


             Skinovation Pharmaceutical Incorporated

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, John W. Peters, Principal Executive and Financial Officer of Skinovation Pharmaceutical Incorporated certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 9, 2003
                              /s/ John W. Peters
                              _________________________________________
                              John W. Peters
                              Principal Executive and Financial Officer